[Execution]
AMENDMENT NO. 2 TO CREDIT AGREEMENT

This AMENDMENT NO. 2 TO CREDIT AGREEMENT, dated August 5, 2013 (this “Amendment No. 2”), is by and among Wells Fargo Bank, National Association, a national banking association, in its capacity as agent pursuant to the Credit Agreement (as hereinafter defined) acting for and on behalf of the parties thereto as lenders (in such capacity, “Agent”), the parties to the Credit Agreement as lenders (individually, each a “Lender” and collectively, “Lenders”), Advanced Energy Industries, Inc., a Delaware corporation (“Company”), AE Solar Energy, Inc., an Oregon corporation (“AE Solar”), Sekidenko, Inc., a Washington corporation (“Sekidenko” and, together with Company and AE Solar, each individually a “Borrower” and collectively, “Borrowers”), and AEI US Subsidiary, Inc., a Delaware corporation (together with any other Person that becomes a guarantor pursuant to the Credit Agreement, each individually “Guarantor” and collectively, “Guarantors”).

W I T N E S S E T H :

WHEREAS, Agent, Lenders, Borrowers and Guarantors have entered into financing arrangements pursuant to which Lenders (or Agent on behalf of Lenders) may make loans and advances and provide other financial accommodations to Borrowers as set forth in the Credit Agreement, dated as of October 12, 2012, by and among Agent, Lenders, Borrowers and Guarantors, as amended by Amendment No. 1 to Credit Agreement, dated November 8, 2012 (as the same now exists and may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the “Credit Agreement”) and the other Loan Documents;

WHEREAS, Aera Corporation, an original party to the Credit Agreement as a Guarantor, has been dissolved pursuant to a Certificate of Termination filed with the Secretary of State of Texas on April 11, 2013;

WHEREAS, Borrowers and Guarantors desire to amend certain provisions of the Credit Agreement as set forth herein, and Agent and Lenders are willing to agree to such amendments on the terms and subject to the conditions set forth herein; and

WHEREAS, by this Amendment No. 2, Agent, Lenders, Borrowers and Guarantors desire and intend to evidence such amendments.

NOW THEREFORE, in consideration of the foregoing and the mutual agreements and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Definitions.

(a)Additional Definitions. As used herein, “Amendment No. 2” shall mean Amendment No. 2 to Credit Agreement, dated August 5, 2013, by and among Agent, Lenders, Borrowers and Guarantors, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, and the Credit Agreement and the other Loan Documents shall be deemed and are hereby amended to include, in addition and not in limitation, such definition.

(b)Amendments to Definitions. The definition of “Change in Control” set forth in Schedule 1.1 to the Credit Agreement is hereby amended by (i) replacing the reference to “Change in Control” with “Change of Control”, (ii) deleting the reference to “or” at the end of clauses (b) and (c) thereof, (iii) deleting the period at the end of clause (d) thereof and replacing it with “; or”, and (iv) adding the following new clause (e) at the end thereof: “(e) any “change of control” (or similar term) as defined in any indenture to which any Borrower or Guarantor is a party has occurred thereunder.

(c)Interpretation. For purposes of this Amendment No. 2, all terms used herein which are not otherwise defined herein, including but not limited to, those terms used in the recitals hereto, shall have the respective meanings assigned thereto in the Credit Agreement, as amended by this Amendment No. 2.

2.    Financial Covenants. Section 7 of the Credit Agreement is hereby amended by (a) inserting “7.1 Fixed Charge Coverage Ratio.” immediately prior to the first paragraph and (b) adding the following new Section 7.2 at the end thereof:

“7.2 Excess Availability. Borrowers shall, at all times during which any Indebtedness of Borrowers or Guarantors arising from the issuance of convertible notes is outstanding, maintain Excess Availability of not less than $5,000,000.”

3.    Representations and Warranties. Borrowers and Guarantors, jointly and severally, represent and warrant with and to Agent and Lenders as follows, which representations and warranties shall survive the execution and delivery hereof:

(a)no Default or Event of Default exists or has occurred and is continuing as of the date of this Amendment No. 2;

(b)this Amendment No. 2 and each other agreement, if any, to be executed and delivered by Borrowers and Guarantors in connection herewith (collectively, together with this Amendment No. 2, the “Amendment Documents”) has been duly authorized, executed and delivered by all necessary corporate action on the part of each Borrower and Guarantor which is a party hereto and is in full force and effect as of the date hereof and the agreements and obligations of each of the Borrowers and Guarantors, as the case may be, contained herein and therein constitute legal, valid and binding obligations of each of the Borrowers and Guarantors, enforceable against them in accordance with their terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought;

(c)the execution, delivery and performance of each Amendment Document (i) are all within each Borrower’s and Guarantor’s corporate powers and (ii) are not in contravention of law or the terms of any Borrower’s or Guarantor’s certificate or articles of incorporation, bylaws, or other organizational documentation, or any indenture, agreement or undertaking to which any Borrower or Guarantor is a party or by which any Borrower or Guarantor or its property are bound; and

(d)all of the representations and warranties set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof, as if made on the date hereof, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct in all material respects as of such date.

4.    Conditions Precedent. The amendments and consents contained herein shall only be effective upon the satisfaction of each of the following conditions precedent in a manner satisfactory to Agent:

(a)Agent shall have received counterparts of this Amendment No. 2, duly authorized, executed and delivered by the Lenders, Borrowers and Guarantors; and

(b)No Default or Event of Default shall exist or have occurred and be continuing, as of the date of this Amendment No. 2.

5.    Effect of this Amendment No. 2. Except as expressly set forth herein, no other consents, amendments, changes or modifications to the Loan Documents are intended or implied, and in all other respects the Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof and Borrowers and Guarantors shall not be entitled to any other or further consent or amendment by virtue of the provisions of this

Amendment No. 2 or with respect to the subject matter of this Amendment No. 2. To the extent of conflict between the terms of this Amendment No. 2 and the other Loan Documents, the terms of this Amendment No. 2 shall control. The Credit Agreement and this Amendment No. 2 shall be read and construed as one agreement.

6.    Governing Law. The validity, interpretation and enforcement of this Amendment No. 2 and any dispute arising out of the relationship between the parties hereto whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

7.    Binding Effect. This Amendment No. 2 shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

8.    Entire Agreement. This Amendment No. 2 represents the entire agreement and understanding concerning the subject matter of this Amendment No. 2 among the parties hereto, and supersedes all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written.

9.    Headings. The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment No. 2.

10.    Counterparts. This Amendment No. 2 may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment No. 2 by telefacsimile or other electronic method of transmission shall have the same force and effect as delivery of an original executed counterpart of this Amendment No. 2. Any party delivering an executed counterpart of this Amendment No. 2 by telefacsimile or other electronic method of transmission shall also deliver an original executed counterpart of this Amendment No. 2, but the failure to do so shall not affect the validity, enforceability, and binding effect of this Amendment No. 2.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed and delivered by their authorized officers as of the day and year first above written.

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Agent and a Lender
By:__________________________________________
Name:
Title:
BORROWERS
ADVANCED ENERGY INDUSTRIES, INC.
By:__________________________________________
Name:
Title:

AE SOLAR ENERGY, INC.
By:__________________________________________
Name:
Title:

SEKIDENKO, INC.
By:__________________________________________
Name:
Title:

GUARANTOR
AEI US SUBSIDIARY, INC.
By:__________________________________________
Name:
Title: